UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 11, 2005
                             ----------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
            --------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


         Washington                    000-22418                  91-1011792
-----------------------------   -----------------------     --------------------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
      of Incorporation)                                      Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

          On February 15, 2005, Itron, Inc. announced preliminary financial results for the fourth quarter and year ending December 31, 2004. On March 11, 2005, Itron filed its Annual Report on Form 10-K, which included final financial results for the fourth quarter and year ending December 31, 2004.

          The final results included a non-cash stock compensation adjustment as well as certain financial statement reclassification adjustments that were not included in the preliminary results. The non-cash stock compensation adjustment related to the Company's employee stock purchase plan resulted in an increase of $227,000 to the previously reported GAAP loss before tax for the fourth quarter and full year of 2004. The balance sheet reclassification adjustments did not affect total assets, total liabilities or total shareholders' equity. However, we did reclassify an additional $17 million of our bank debt from long-term to short-term. In addition, cash flow from operations was approximately $1 million higher for the fourth quarter and full year 2004 than previously reported.

          Attached as exhibits are schedules that reconcile GAAP net income
          (loss) with pro forma net income, EBITDA and pro forma EBITDA.

Item 9.01. Financial Statements and Exhibits.

      (c)  Exhibits.

The following exhibits are filed as part of this report:

 Exhibit
 Number    Description
---------  ---------------------------------------------------------------------

  99.1 Reconciliation between GAAP Net Income (Loss) and Pro Forma Net Income and EPS.

  99.2     Reconciliation between GAAP Net Income (Loss), EBITDA and Pro Forma
           EBITDA.


The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          ITRON, INC.

Dated: March 11, 2005                     By: /s/ STEVEN M. HELMBRECHT
                                              ------------------------
                                          Steven M. Helmbrecht
                                          Sr. Vice President and Chief Financial
                                          Officer

                                  EXHIBIT INDEX
 Exhibit
 Number    Description
---------  ---------------------------------------------------------------------
  99.1 Reconciliation between GAAP Net Income (Loss) and Pro Forma Net Income and EPS.

  99.2     Reconciliation between GAAP Net Income (Loss), EBITDA and Pro Forma
           EBITDA.